Income Tax: (Tables)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income tax benefit for the years ended December 31, 2022, 2021 and 2020 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

Income tax benefit for the years ended December 31, 2022, 2021 and 2020 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2022		2021		2020
	Amount	%	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 2,149,129	25	$ 2,649,198	25	$ 3,151,661	25
Decrease due to:
Different tax rates on foreign subsidiaries	(285,668)	(3)	(658,471)	(6)	(382,207)	(3)
Non-deductible expenses	(91,510)	(1)	(419,589)	(4)	(155,633)	(1)
Change in valuation allowance and other	(1,771,951)	(21)	(1,571,138)	(15)	(1,524,461)	(12)
	$ 0	0	$ 0	0	$ 1,089,360	9

The Company recorded an income tax benefit of $0 for the years ended December 31, 2022 and 2021, and $1.1 million for the year ended December 31, 2020. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. As part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in prior years to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.1 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the 2017 write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. During the second quarter of 2022, the Company received a tax refund of $0.6 million related to the carryback of losses incurred in 2020 as noted above. The 2017 tax filing of the Company’s U.S. subsidiary is under examination by the Internal Revenue Service. Additionally, Canada Revenue Agency is examining the Company’s 2018 and 2019 international transactions. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcomes.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021
Deferred income tax assets
Net operating loss carry forwards	$39,298,070	$40,045,479
Property, Plant and Equipment	2,129,038	2,023,434
Other	1,672,940	1,537,637
Total deferred income tax asset	43,100,048	43,606,550
Valuation allowance	(43,090,943)	(43,557,562)
Deferred income tax assets net of valuation allowance	$9,105	$48,988

Deferred income tax liabilities
Other	(9,105)	(48,988)
Net deferred income tax asset	$-	$-

At December 31, 2022, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,931,223	2026
		3,584,098	2027
		13,660,950	2028
		12,946,583	2029
		15,994,783	2030
		17,910,454	2031
		5,196,582	2032
		7,554,761	2033
		8,753,336	2034
		12,494,741	2035
		14,854,933	2036
		11,202,657	2037
		1,072,063	2038
		2,794,104	2039
		4,153,315	2040
		15,034,518	2041
		3,958,003	2042
	4,875,207		-
	$4,875,207	$ 153,097,104